UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 30, 2007
Back Yard Burgers, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State of incorporation or organization)

1-12104	64-0737163
(Commission File Number)	(IRS Employer Identification No.)
1657 N. Shelby Oaks Drive, Suite 105
Memphis, Tennessee 38134-7401
(901) 367-0888
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)
Not applicable
(Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On March 30, 2007, Back Yard Burgers, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission (the “SEC”) indicating that it would not be able to complete and file its Annual Report on Form 10-K with the SEC by March 30, 2007, but that it expects to file its Form 10-K as soon as practicable and, in any event, within the 15 calendar days provided by Rule 12b-25 of the SEC’s Rules and Regulations. The Company’s response to Part IV, (3) on Form 12b-25 included information regarding the Company’s anticipated revenues and earnings for the year ended December 30, 2006.
     The information regarding the Company’s anticipated revenues and earnings for the year ended December 30, 2006 contained in its Form 12b-25 filed with the SEC on March 30, 2007 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events
     On March 30, 2007, the Company issued a press release announcing that it had completed its stock option review and filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006.
     A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	Form 12b-25 filed with the SEC on March 30, 2007 (Incorporated by reference to Company’s Form 12b-25 filed on March 30, 2007)

99.2	Press Release dated March 30, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 2, 2007

BACK YARD BURGERS, INC.
By:	/s/ Michael G. Webb
	Name:	Michael G. Webb
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form 12b-25 filed with the SEC on March 30, 2007 (Incorporated by reference to Company’s Form 12b-25 filed on March 30, 2007)

99.2	Press Release of the Company dated March 30, 2007